Exhibit 32 -	Certification of Principal Executive and Financial Officer

CERTIFICATION IN ACCORDANCE WITH
18 U.S.C. SECTION 1350
AS ADOPTED BY
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Internet America, Inc. (the “Company”) for the year ended June 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William E. Ladin, Jr., Chief Executive Officer and Acting Chief Financial Officer of the Company, certify in accordance with 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ William E. Ladin, Jr.
William E. (Billy) Ladin, Jr.
Chief Executive Officer and Acting Chief
Financial Officer
Date: September 27, 2011